SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-14A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-12                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000
                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-14A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On July 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  July 31, 2002        By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-14A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    July 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       148,347,000.00    148,347,000.00    1,191,463.18    531,891.21   1,723,354.39     0.00            0.00      147,155,536.82
IIA1      196,446,000.00    196,446,000.00    3,575,659.27  1,006,785.75   4,582,445.02     0.00            0.00      192,870,340.73
IB1         4,306,000.00      4,306,000.00        1,900.30     14,721.29      16,621.59     0.00            0.00        4,304,099.70
IB2         2,233,000.00      2,233,000.00          985.45      8,434.31       9,419.76     0.00            0.00        2,232,014.55
IIB1        3,329,000.00      3,329,000.00        2,024.85     18,483.29      20,508.14     0.00            0.00        3,326,975.15
IIB2        2,705,000.00      2,705,000.00        1,645.31     15,018.71      16,664.02     0.00            0.00        2,703,354.69
B3          3,442,000.00      3,442,000.00        1,834.13     16,934.60      18,768.73     0.00            0.00        3,440,165.87
B4          4,227,000.00      4,227,000.00        2,252.43     20,796.79      23,049.22     0.00            0.00        4,224,747.57
B5          1,286,000.00      1,286,000.00          685.27      6,327.10       7,012.37     0.00            0.00        1,285,314.73
B6          1,293,168.00      1,293,168.00          689.07      6,362.37       7,051.44     0.00            0.00        1,292,478.93
R                 100.00            100.00          100.00          0.56         100.56     0.00            0.00                0.00
IP                  0.00              0.00            0.00          0.00           0.00     0.00            0.00                0.00
IIP                 0.00              0.00            0.00      8,382.74       8,382.74     0.00            0.00                0.00
TOTALS    367,614,268.00    367,614,268.00    4,779,239.26  1,654,138.72   6,433,377.98     0.00            0.00      362,835,028.74

IA2       148,347,000.00    148,347,000.00            0.00     84,063.30      84,063.30     0.00            0.00      147,155,536.82
IIA2       16,375,480.00     16,375,480.00            0.00     83,924.34      83,924.34     0.00            0.00       16,077,060.84
IB1X        4,306,000.00      4,306,000.00            0.00      3,157.73       3,157.73     0.00            0.00        4,304,099.70
IB2X        2,233,000.00      2,233,000.00            0.00        837.38         837.38     0.00            0.00        2,232,014.55
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358RR41     1,000.00000000      8.03159606     3.58545309      11.61704915    991.96840394   IA1         4.302544 %
IIA1      86358RR66     1,000.00000000     18.20174129     5.12500000      23.32674129    981.79825871   IIA1        6.150000 %
IB1       86358RR82     1,000.00000000      0.44131444     3.41878542       3.86009986    999.55868556   IB1         4.102544 %
IB2       86358RS24     1,000.00000000      0.44131214     3.77712047       4.21843260    999.55868786   IB2         4.532544 %
IIB1      86358RS40     1,000.00000000      0.60824572     5.55220487       6.16045059    999.39175428   IIB1        6.662645 %
IIB2      86358RS73     1,000.00000000      0.60824769     5.55220333       6.16045102    999.39175231   IIB2        6.662645 %
B3        86358RS57     1,000.00000000      0.53286752     4.91998838       5.45285590    999.46713248   B3          5.903985 %
B4        86358RQ91     1,000.00000000      0.53286728     4.91998817       5.45285545    999.46713272   B4          5.903985 %
B5        86358RR25     1,000.00000000      0.53286936     4.91998445       5.45285381    999.46713064   B5          5.903985 %
B6        86358RR33     1,000.00000000      0.53285420     4.91998719       5.45284139    999.46714580   B6          5.903985 %
R         86358RS65     1,000.00000000  1,000.00000000     5.60000000   1,005.60000000      0.00000000   R           6.662645 %
TOTALS                  1,000.00000000     13.00069033     4.49965865      17.50034898    986.99930967

IA2       86358RR58     1,000.00000000      0.00000000     0.56666667       0.56666667    991.96840394   IA2         0.680000 %
IIA2      86358RR74     1,000.00000000      0.00000000     5.12500031       5.12500031    981.77646335   IIA2        6.150000 %
IB1X      86358RR90     1,000.00000000      0.00000000     0.73333256       0.73333256    999.55868556   IB1X        0.880000 %
IB2X      86358RS32     1,000.00000000      0.00000000     0.37500224       0.37500224    999.55868786   IB2X        0.450000 %
--------------------------------------------------------------------------------------------    ---------------------------

                                      -6-


If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------


Total Scheduled Principal Amounts                         196,971.95
Group 1 Scheduled Principal Amounts                        70,395.53
Group 2 Scheduled Principal Amounts                       126,576.42

Total Unscheduled Principal Amounts                     4,582,267.31
Group 1 Unscheduled Principal Amounts                   1,125,995.63
Group 2 Unscheduled Principal Amounts                   3,456,271.68

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Ending Principal Balance                                362,835,029.70
Group 1 Ending Principal Balance                        158,317,228.45
Group 2 Ending Principal Balance                        204,517,801.25

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00

Fraud Loss Limit                                        7,352,284.00
Bankruptcy Loss Loss Limit                              100,000.00
Special Hazard Loss Loss Limit                          8,000,000.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                            114,879.66
Trustee Fees                                                1,838.07


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
----------------------
Category                Number           Principal Balance      Percentage
1 Month                   0                    0.00                  0.00 %
2 Month                   0                    0.00                  0.00 %
3 Month                   0                    0.00                  0.00 %
Total                     0                    0.00                  0.00 %

 Group 2
----------------------
Category                Number           Principal Balance      Percentage
1 Month                   1              149,759.81                  0.07 %
2 Month                   0                    0.00                  0.00 %
3 Month                   0                    0.00                  0.00 %
 Total                    1              149,759.81                  0.07 %

 Group Totals
----------------------
Category                Number           Principal Balance      Percentage
1 Month                   1              149,759.81                  0.04 %
2 Month                   0                    0.00                  0.00 %
3 Month                   0                    0.00                  0.00 %
 Total                    1              149,759.81                  0.04 %

                                      -7-

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group 2
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group Totals
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group 2
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group Totals
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %


Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                                     0.00
Class ia2 shortfall                                     0.00

Class iia1 shortfall                                    0.00
Class iia2 shortfall                                    0.00
Class ib1 shortfall                                     0.00
Class ib1x shortfall                                    0.00
Class ib2 shortfall                                     0.00
Class ib2x shortfall                                    0.00
Class iib1 shortfall                                    0.00
Class iib2 shortfall                                    0.00
Class b3 shortfall                                      0.00
Class b4 shortfall                                      0.00
Class b5 shortfall                                      0.00
Class b6 shortfall                                      0.00
Class r shortfall                                       0.00

Total Relief Act                                        0.00
Class ia1 Relief Act Shortfall                          0.00
Class ia2 Relief Act Shortfall                          0.00
Class iia1 Relief Act Shortfall                         0.00
Class iia2 Relief Act Shortfall                         0.00
Class ib1 Relief Act Shortfall                          0.00
Class ib1x Relief Act Shortfall                         0.00
Class ib2 Relief Act Shortfall                          0.00
Class ib2x Relief Act Shortfall                         0.00
Class iib1 Relief Act Shortfall                         0.00
Class iib2 Relief Act Shortfall                         0.00
Class b3 Relief Act Shortfall                           0.00
Class b4 Relief Act Shortfall                           0.00
Class b5 Relief Act Shortfall                           0.00
Class b6 Relief Act Shortfall                           0.00
Class r Relief Act Shortfall                            0.00

Total Prepayment Interest                               0.00
Class ia1 Prepayment Interest Shortfall                 0.00
Class ia2 Prepayment Interest Shortfall                 0.00
Class iia1 Prepayment Interest Shortfall                0.00
Class iia2 Prepayment Interest Shortfall                0.00
Class ib1 Prepayment Interest Shortfall                 0.00
Class ib1x Prepayment Interest Shortfall                0.00
Class ib2 Prepayment Interest Shortfall                 0.00
Class ib2x Prepayment Interest Shortfall                0.00
Class iib1 Prepayment Interest Shortfall                0.00
Class iib2 Prepayment Interest Shortfall                0.00
Class b3 Prepayment Interest Shortfall                  0.00
Class b4 Prepayment Interest Shortfall                  0.00
Class b5 Prepayment Interest Shortfall                  0.00
Class b6 Prepayment Interest Shortfall                  0.00
Class r Prepayment Interest Shortfall                   0.00


                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

